STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2002

STRATUS FUND, INC.

Dear Fellow Shareholders:

The economy has emerged from last year's recession; however growth has been uneven and the recovery fragile based on recent reports. So far in 2002, first quarter GDP grew at a 5% rate, while second quarter growth amounted to only 1.1%. Inventory swings accounted for much of the variance. A growth target of around 3% appears to be the consensus forecast for the remainder of the year.

A double dip, or returning to recessionary conditions, is a risk. The consumer has been spending steadily throughout the recession raising questions about how long they can continue to spend. A negative stock market is posing a stiff headwind to spending as the positive wealth effect has suddenly turned negative. Consumers have had the benefit of rising home prices and low interest rates. Economic recovery would be vulnerable if either reverses course.

The Federal Reserve appears to be satisfied with the pace of economic growth. After cutting rates feverishly last year, Alan Greenspan and his associates on the Federal Open Market Committee, have elected to leave interest rates alone so far in 2002.

The stock market is suffering from a number of factors acting to pull down all the major indices. Corporate profitability has dropped dramatically over the past year. This has occurred for many sectors but particularly hit hard has been the technology and communications industries. It has been two years since the bubble burst in those areas and the bottom is not yet in sight. Negative stock market psychology has been perpetrated by the Enron and Arthur Anderson debacle. Unfortunately, a number of other high profile companies potentially guilty of corporate misdeeds have come to light. WorldCom, Quest Communications, Adelphia, Tyco and Imclone are a few of the names that have been exposed so far. Even Martha Stewart found herself in hot water with the SEC near the end of our June 30 fiscal year end.

The above negatives contributed greatly to the stock market decline over the past fiscal year. The Standard & Poor's 500 Index dropped 18% over this period while the NASDAQ plunged 32%. The Stratus Growth Fund declined 12.63% over the same period. Although results were negative, we managed to beat our primary benchmark, the S & P 500. As of the end of June, according to Lipper Inc., and published in the "Wall Street Journal," Stratus Growth ranked 10th out of 762 large-cap growth funds over a one year period. While we are pleased with the good relative performance, we would be much happier if we achieved positive performance. All stock investors, including us, are eagerly awaiting the end of this long, painful bear market.

The strategy employed by the Stratus Growth Fund is to invest primarily in growth stocks selling at reasonable prices. The fund emphasizes large capitalization stocks. Quarter to quarter earnings for stocks held in the fund are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general. Growth at a reasonable price (G.A.R.P.) is becoming easier to find as of late. This approach has produced very favorable results over the long term. The stock market decline has produced more buy ideas recently leading to an optimistic outlook for future returns for the Stratus Growth Fund in the coming year.

It was quite a volatile year for the bond market. We have seen the intermediate yield curve steepen by nearly 100 basis points. Federal Reserve action brought on by the 9/11 as well as the negative sentiment surrounding the accounting industry and corporate governance served to dramatically increase demand for the safety and security of the government and government agency bond market. The yield on the 5-year Treasury note declined to 4 percent from 5 percent while the 2-year treasury yield declined to 2.8 percent from 4.25 percent.

We saw a steady flow of new money into the Stratus Government Bond Fund throughout most of the year. We increased the allocation to high quality government agency and mortgage-backed securities, which enhanced the overall performance of the fund even though the maturities were slightly less than that of the benchmark. The fund returned 6.6%(institutional)/6.3%(retail) for the year. Although pleased with the overall performance of the fund we slightly under performed our benchmark, which posted an 8% return for the year. The fund maintained an average maturity that was slightly less than the benchmark throughout most of the year. In the face of increased volatility in the market, we found a shorter maturity structure to be a more prudent investment strategy. We will continue to selectively add high quality securities from the government and government agency markets to the fund, which we believe, offer above average income and incremental return potential.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500 INDEX

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN                 END OF PERIOD (06/30/2002) VALUES
---------------------                 ---------------------------------
1 YEAR    -12.63%                     GROWTH INSTITUTIONAL   $22,817.15
5 YEAR      3.12%                     S&P 500                $25,280.08
INCEPTION   9.92%


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX

[GRAPHIC OMITTED]


AVERAGE ANNUAL RETURN                 END OF PERIOD (06/30/2002) VALUES
---------------------                 ---------------------------------
1 YEAR    -13.02%                     GROWTH RETAIL         $10,993.97
5 YEAR       N/A                      S&P 500               $10,841.72
INCEPTION   2.14%

Results for the Retail Shares reflect payment of a maximum sales charge of 4.5% on the $10,000 Investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and Capital gains.
Past performance is not predictive of future performance.
Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2002.
Growth Portfolio Retail Shares for the period January 7, 1998 (inception) throught June 30, 2002.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO AND
                MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN      END OF PERIOD (06/30/2002) VALUES
---------------------      -----------------------------------------------------
1 YEAR       6.59%         GOVERNMENT SECURITIES INSTITUTIONAL        $15,600.80
5 YEAR       6.10%         MERRILL LYNCH US TREASURY INTER-TERM BOND  $16,469.05
INCEPTION    5.23%



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   GOVERNMENT SECURITIES RETAIL PORTFOLIO AND
               MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX


[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN      END OF PERIOD (06/30/2002) VALUES
---------------------      -----------------------------------------------------
1 YEAR       6.28%         GOVERNMENT SECURITIES RETAIL               $12,608.56
5 YEAR        N/A          MERRILL LYNCH US TREASURY INTER-TERM BOND  $12,919.54
INCEPTION    5.33%

Results for the Retail Shares reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capitals gains.
Past performance is not predictive of future performance.
Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2002.
Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2002.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Stratus Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Stratus Fund, Inc. including the Growth and Government Securities Portfolios as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP



Lincoln, Nebraska
July 23, 2002

                        STRATUS FUND, INC
                     SCHEDULE OF INVESTMENTS
                          June 30, 2002

                        GROWTH PORTFOLIO

                                                              Percent
                                                               of Net
 Shares           COMMON STOCK - 91.73%            Assets      Value
 ------           ---------------------            ------      -----

           Aerospace\Defense                       1.42%
           -----------------
 18,000    Raytheon Company                                  $733,500

           Advertising Agencies                    0.44%
           --------------------
  5,000    Omnicom Group                                      229,000

           Auto/Truck/Parts                        3.73%
           ----------------
 25,000    Autozone, Inc.*                                  1,932,500

           Broadcasting\Media                      0.49%
           ------------------
  8,000    Clear Channel Communications, Inc.*                256,160

           Building Materials/Construction         1.96%
           -------------------------------
 30,000    York International Corp.                         1,013,700

           Chemicals                               1.95%
           ---------
 20,000    Air Products & Chemicals, Inc.                   1,009,400

           Computer Products                       0.64%
           -----------------
 12,000    Cisco Systems, Inc.*                               167,400
 22,000    EMC Corp.*                                         166,100
                                                              -------
                                                              333,500

           Computer Software                       5.72%
           -----------------
  4,000    Electronic Data Systems, Inc.                      148,600
 27,000    First Data Corp.                                 1,016,820
 14,000    Fiserv, Inc.*                                      513,940
 19,000    JD Edwards & Co.*                                  230,850
 16,000    Microsoft Corp.*                                   865,920
 11,000    Nvidia Corp.*                                      188,980
                                                            ---------
                                                            2,965,110

           Chemicals                               0.46%
           ---------
  7,000    Gillette Company                                   237,090

           Diversified Operations                  3.35%
           ----------------------
     26    Berkshire Hathaway, Inc.*                        1,736,800

           Electronics                             5.16%
           -----------
 23,000    Applied Materials, Inc.*                           437,460
 30,000    Cubic Corp.                                        711,000
 20,000    Flextronics International Ltd.*                    142,600
 22,000    Intel Corp.                                        401,940
  5,000    QLogic Corp.*                                      190,500
 20,000    Texas Instruments, Inc.                            474,000
 14,000    Xilinx, Inc.*                                      314,020
                                                            ---------
                                                            2,671,520

           Financial Services                     13.82%
           ------------------
 14,000    Citigroup, Inc.                                    542,500
 45,000    US Bank                                          1,050,750
 25,000    H & R Block, Inc.                                1,153,750
 27,000    MBNA Corp.                                         892,890
 10,000    Freddie Mac                                        612,000
 30,000    USA Education, Inc.                              2,907,000
                                                            ---------
                                                            7,158,890

           Food\Beverage\Tobacco                   4.08%
           ---------------------
 20,000    Pepisco, Inc.                                      964,000
 30,000    Applebee's International, Inc.                     688,500
 25,000    Fleming Companies, Inc.                            458,750
                                                            ---------
                                                            2,111,250

           Gas-Distribution                        1.20%
           ----------------
 25,000    Questar Corp.                                      621,500

                                STRATUS FUND, INC
                       SCHEDULE OF INVESTMENTS (Continued)
                                  June 30, 2002

                                GROWTH PORTFOLIO

                                                             Percent
                                                              of Net
 Shares           COMMON STOCK CONTINUED          Assets      Value
 ------           ----------------------          ------      -----

           Household Products/Wares                2.51%
           ------------------------
 27,000    Black & Decker Corp.                            $1,301,400

           Iron\Steel                              1.76%
           ----------
 14,000    Nucor Corp.                                        910,560

           Iron\Steel                              0.43%
           ----------
  5,000    Viacom, Inc. Class B*                              221,850

           Manufacturing                           7.74%
           -------------
 26,000    Avon Products, Inc.                              1,358,240
  7,000    General Electric Co.                               203,350
 20,000    Harley-Davidson, Inc.                            1,025,400
 10,000    Illinios Tool Works, Inc.                          689,200
 35,000    Mattel, Inc.                                       735,350
                                                            ---------
                                                            4,011,540

           Medical Supplies/Service                5.98%
           ------------------------
 15,000    Baxter International, Inc.                         666,600
 20,000    Cardinal Health, Inc.                            1,228,200
 14,000    Quest Diagnostics, Inc.*                         1,204,700
                                                            ---------
                                                            3,099,500

           Metals/Mining                           1.92%
           -------------
 30,000    Alcoa, Inc.                                        994,500

           Oil Company-Integrated                  7.00%
           ----------------------
 10,000    Anadarko Petroleum Corp.                           493,000
 47,000    Halliburton Company                                749,180
 25,000    Occidental Petroleum Corp.                         749,750
 40,000    Exxon Mobil Corp.                                1,636,800
                                                            ---------
                                                            3,628,730

           Paper \Related Products                 1.85%
           -----------------------
 15,000    Weyerhaeuser Company                               957,750

           Pharmacuetical/Medical                  2.02%
           ----------------------
 20,000    Johnson & Johnson                                1,045,200

           Retail Store                            6.13%
           ------------
 20,000    Best Buy Company, Inc.*                            726,000
  8,000    Costo Wholesale Corp, Inc.*                        308,960
 26,000    CVS Corp.                                          795,600
 15,000    Lowe's Companies, Inc.                             681,000
 12,000    Wal-Mart Stores, Inc.                              660,120
                                                            ---------
                                                            3,171,680

           Schools                                 3.80%
           -------
 50,000    Apollo Group, Inc.*                              1,970,500

           Telecommunications                      0.56%
           ------------------
 20,000    Nokia Corp.                                        289,600

           Transportation                          2.81%
           --------------
 90,000    Southwest Airlines Co.                           1,454,400

           Utilities                               1.59%
           ---------
 16,000    TXU Corp.                                          822,400

           Wholesale Special Line                  1.21%
           ----------------------
 17,000    Dentsply, Inc.                                     627,470
                                                              -------


           Total investment in securities
             (cost $43,897,354)                   91.73%  $47,517,000
           Cash equivalents                        6.57%    3,402,305
           Other assets, less liabilities          1.70%      883,364
                                                 -------  -----------
           NET ASSETS                            100.00%  $51,802,669
                                                 =======  ===========
*Indicates non-income producing security

                                  STRATUS FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

                         GOVERNMENT SECURITIES PORTFOLIO


                                                                   Percent
principal                                                           of net
  Amount                U.S. Government Securities                  Assets     Value
  ------                --------------------------                  ------     -----

               Government Agency Bonds                              61.96%
               -----------------------                              ------
 $2,500,000    Federal Home Loan Bond 4.625% due 8/13/04                      $2,573,108
  3,500,000    Federal Home Loan Bond 5.375% due 5/15/06                       3,658,491
  2,000,000    Federal Home Loan Bond 6.055% due 10/15/02                      2,023,750
  2,000,000    Federal Home Loan Bond 6.21% due 11/04/04                       2,129,376
  1,000,000    Federal Home Loan Mtg.  5.00% due 05/16/07                      1,018,798
  1,000,000    Federal Home Loan Mtg.  5.81% due 04/04/08                      1,057,342
  1,000,000    Federal National Mtg. Assn. 4.45%  due 05/03/05                 1,021,822
  1,000,000    Federal National Mtg. Assn. 5.75%  due 6/15/05                  1,058,955
  2,000,000    Federal National Mtg. Assn. 6.35%  due 6/10/05                  2,160,356
  1,000,000    Federal National Mtg. Assn. 6.90%  due 11/08/05                 1,018,438
  3,124,171    Federal National Mtg. Assn. Pool 6.00%  due 6/01/16             3,191,145
  1,000,000    Federal National Mtg. Assn. 4.25%  due 2/11/05                  1,013,125
  2,966,373    Federal National Mtg. Assn. Pool 6.00%  due 3/01/17             3,032,375
  2,861,175    Federal National Mtg. Assn. Pool 5.50%  due 11/01/16            2,872,154
                                                                              ----------
                                                                              27,829,235

               Treasury Notes/Bonds                                 13.81%
               --------------------                                 ------
  3,000,000    U.S. Treasury Note 6.25% due 2/15/03                            3,081,369
  3,000,000    U.S. Treasury Note 5.75% due 8/15/03                            3,119,532
                                                                               ---------
                                                                               6,200,901

               Corporate Bonds                                      15.72%
               ---------------                                      ------
  1,000,000    Ford Motor Credit 6.70% due 7/16/04                             1,029,960
  1,250,000    Ford 6.875% due 2/1/06                                          1,279,838
  1,000,000    General Electric 6.75% due 9/11/03                              1,048,514
  1,000,000    Northern Trust Company 6.625% due 10/01/03                      1,046,498
  1,500,000    Wachovia 6.70% due 6/21/04                                      1,591,799
  1,000,000    Walmart 6.55% due 8/10/04                                       1,064,374
                                                                               ---------
                                                                               7,060,983

               Total investment in securities (cost $39,718,638)    91.49%   $41,091,119
               Cash equivalents                                      7.56%     3,393,766
               Other assets, less liabilities                        0.95%       427,623
                                                                     -----       -------
               TOTAL NET ASSETS                                    100.00%   $44,912,508
                                                                   =======   ===========


                               STRATUS FUND, INC.
                       Statement of Assets and Liabilities
                                 June 30, 2002



                                                                                      Government
                                                                          Growth      Securities
Assets:                                                                 Portfolio     Portfolio
                                                                      -------------  ------------
   Investments in securities, at market value
     (cost $43,897,354 and $39,718,638) (note 4)                       $47,517,000    $41,091,119
    Cash equivalents                                                     3,402,305      3,393,766
    Accrued interest and dividends receivable                               49,326        459,747
    Receivable for securities sold                                         872,544              -
    Receivable for fund shares sold                                         17,873          8,922
                                                                       -----------     ----------
        Total assets                                                    51,859,048     44,953,554
                                                                       ===========     ==========

Liabilities:
    Accrued expenses, including investment
      management and distribution expense payable to
      adviser, administrator and distributor (note 3)                       51,847         33,541
    Commissions payable for fund shares sold                                    15              -
    Payable for fund shares redeemed                                         4,517          7,505
                                                                       -----------    -----------
        Total liabilities                                                   56,379         41,046
                                                                       -----------    -----------
Net assets applicable to outstanding capital stock                     $51,802,669    $44,912,508
                                                                       ===========    ===========

Net assets are represented by:
    Capital stock, authorized 20 million and 10 million shares;
    outstanding, at $.001 par (note5)                                       $4,223        ($4,433)
    Additional paid-in capital                                          57,204,529     43,955,200
    Accumulated undistributed net investment income (loss)                  (9,317)        26,744
    Accumulated net loss on investments                                 (9,016,412)      (446,350)
    Unrealized appreciation (note 4)                                     3,619,646      1,372,481
                                                                      ------------    -----------
        Total net assets applicable to shares outstanding              $51,802,669    $44,912,508
                                                                      ============    ===========

Shares outstanding and net asset value per share
    Institutional Shares of Capital Stock Outstanding                    4,144,300      4,416,274
    Net Asset Value and offering price per share - Institutional Shares     $12.27         $10.13
                                                                            ======         ======
    Retail Shares of Capital Stock Outstanding                              78,747         16,907
    Net Asset Value per share - Retail Shares                               $12.12         $10.13
    Maximum sales charge (note 3)                                             0.57           0.31
                                                                            ------         ------
    Maximum offering price to public                                        $12.69         $10.44
                                                                            ======         ======

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                             Statement of Operations
                            Year Ended June 30, 2002


                                                                     Government
                                                       Growth        Securities
                                                      Portfolio      Portfolio
                                                    -------------  -------------
Investment income:
   Dividends                                           $538,285       $        -
   Interest                                              72,037        2,212,299
                                                        --------       ---------
        Total investment income                         610,322        2,212,299
                                                        --------       ---------

Expenses (note 3):
   Investment advisory fees                             423,256          201,387
   Administration fees                                  141,062          100,691
   Distribution expenses - Retail Class                   3,351              527
   Accounting                                            11,908           10,360
   Securities pricing                                     9,294            3,818
   Other operating expenses                              30,768           25,880
                                                        --------      ----------
       Total expenses                                   619,639          342,663
                                                        --------      ----------
        Net investment income (loss)                    ($9,317)      $1,869,636
                                                        ========      ==========

Realized and unrealized gain (loss) on
   investments (note 4):
   Net realized gain (loss)                          (3,335,065)          41,889
   Net unrealized (depreciation)
        Beginning of period                           7,887,831          759,518
        End of period                                 3,619,646        1,372,481
                                                      ----------       ---------
          Net unrealized appreciation (depreciation) (4,268,185)         612,963
                                                     -----------       ---------
          Net realized and unrealized gain (loss)
            on investments                           (7,603,250)         654,852
                                                     -----------       ---------

Net increase (decrease) in net assets
   resulting from operations                        ($7,612,567)      $2,524,488
                                                    ============      ==========

   See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                       Statement of Changes in Net Assets
                       Years Ended June 30, 2002 and 2001


                                                                                            Government
                                                                  Growth                    Securities
                                                                 Portfolio                   Portfolio
                                                        --------------------------- ---------------------------
                                                          Year Ended    Year Ended    Year Ended  Year Ended
                                                        June 30, 2002 June 30, 2001 June 30, 2002 June 30, 2001
                                                        ------------- ------------- ------------- -------------
Operations:
   Net investment income (loss)                         $    (9,317)  $    24,880   $ 1,869,636   $ 1,842,308
   Net realized gain (loss) on investments               (3,335,065)   (4,496,080)       41,889        94,601
   Unrealized appreciation (depreciation)                (4,268,185)   (4,629,458)      612,963       988,805
                                                        ------------  ------------  ------------  ------------
        Net increase (decrease) in net assets
          resulting from operations                      (7,612,567)   (9,100,658)    2,524,488     2,925,714
                                                        ------------  ------------  ------------  ------------

Distributions to shareholders from:
   Net investment income:
        Institutional Class                                       -        26,762     1,851,749     1,818,361
        Retail Class                                              -             -         7,596         7,388
                                                        ------------  ------------  ------------  ------------
                                                                  -        26,762     1,859,345     1,825,749

   Net realized gains:
        Institutional Class                                       -     7,025,486             -             -
        Retail Class                                              -       166,428             -             -
                                                        ------------  ------------  ------------  ------------
                                                                  -     7,191,914             -             -

Tax return of capital:
        Institutional Class                                  23,164             -             -             -
        Retail Class                                            474             -             -             -
                                                        ------------  ------------  ------------  ------------
                                                             23,638             -             -             -


          Total Distributions                                23,638     7,218,676     1,859,345     1,825,749
                                                        ------------  ------------  ------------  ------------

Capital share transactions (note 5):
   Proceeds from sales                                   11,330,309     9,105,602    14,683,692     8,377,982
   Payment for redemptions                              (12,576,745)  (11,498,797)   (8,321,266)   (7,690,698)
   Reinvestment of net investment
     income, tax return of capital and net
     realized gain distributions
     at net asset value                                      19,290     5,953,460     1,571,526     1,633,408
                                                        ------------  ------------  ------------  ------------
        Total increase from capital
          share transactions                             (1,227,146)    3,560,265     7,933,952     2,320,692
                                                        ------------  ------------  ------------  ------------
       Total increase (decrease) in net assets           (8,863,351)  (12,759,069)    8,599,095     3,420,657

Net Assets:
   Beginning of period                                   60,666,020    73,425,089    36,313,413    32,892,756
                                                        ------------  ------------  ------------  ------------
   End of period                                        $51,802,669   $60,666,020   $44,912,508   $36,313,413
                                                        ============  ============  ============  ============


   See accompanying notes to financial statements.

                                             STRATUS FUND, INC.
                                            FINANCIAL HIGHLIGHTS
                            YEARS ENDED JUNE 30, 2002, 2001, 2000, 1999, AND 1998

                                                            GROWTH PORTFOLIO- INSTITUTIONAL CLASS
                                                --------------------------------------------------------------
                                                      2002         2001         2000        1999         1998
                                                      ----         ----         ----        ----         ----
Net asset value:
    Beginning of period                               $14.05      $17.99       $19.51       $18.53      $17.07
                                                      ------      ------       ------       ------      ------
    Income from investment operations:
         Net investment income                          0.00        0.01         0.00         0.06        0.11
         Net realized and unrealized gain (loss)
           on investments                              (1.77)      (2.20)        1.31         2.53        3.45
                                                       -----       ------       -----        -----       -----
    Total income (loss) from investment operations     (1.77)      (2.19)        1.31         2.59        3.56
                                                       -----       ------       -----        -----       -----

    Less distributions:
    Dividends from net investment income                0.00       (0.01)        0.00        (0.06)      (0.11)
    Distribution from capital gains                     0.00       (1.74)       (2.83)       (1.55)      (1.99)
    Tax return of capital                              (0.01)       0.00         0.00         0.00        0.00
                                                       ------      ------       ------       ------      ------
         Total distributions                           (0.01)      (1.75)       (2.83)       (1.61)      (2.10)
                                                       ------      ------       ------       ------      ------

         End of period                                $12.27      $14.05       $17.99       $19.51      $18.53
                                                      ------      ------       ------       ------      ------

TOTAL RETURN:                                         (12.63%)    (12.76%)       7.52%       16.34%      22.29%
                                                      --------    --------       -----       ------      ------

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                    $50,848,523 $59,406,608  $71,607,938  $65,011,189 $63,096,914
    Ratio of expenses to average net assets             1.10%       1.10%        1.11%        1.05%       0.76%
    Ratio of net income (loss) to
    average net assets                                 (0.01%)      0.04%        0.02%        0.31%       0.18%
    Portfolio turnover rate                            92.57%     153.17%      178.43%      194.23%     137.03%



    See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
    Year Ended June 30, 2002, 2001, 2000 and 1999 and the Period from January
             7, 1998 (commencement of class shares) to June 30, 1998


                                                     Growth Portfolio- Retail Class
-------------------------------------------------------------------------------------------------------------

                                                                                                 Period Ended
                                               2002         2001            2000          1999   June 30, 1998
                                               ----         ----            ----          ----   -------------
Net asset value:
    Beginning of period                      $13.93       $17.93          $19.51        $18.52        $15.86
                                             ------       ------          ------       -------       ------
    Income from investment operations:
         Net investment income                (0.04)       (0.04)          (0.05)         0.00          0.04
         Net realized and unrealized gain
           on investments                     (1.76)       (2.20)           1.31          2.47          2.66
                                              ------       ------          -----         -----          ----
    Total income from investment operations   (1.80)       (2.24)           1.26          2.47          2.70
                                              ------       ------          -----         -----          ----

    Less distributions:
    Dividends from net investment income       0.00         0.00            0.00          0.00         (0.04)
    Distribution from capital gains            0.00        (1.76)          (2.84)        (1.48)         0.00
    Tax return of capital                     (0.01)        0.00            0.00          0.00          0.00
                                              -----        ------          ------        ------         ----
         Total distributions                  (0.01)       (1.76)          (2.84)        (1.48)        (0.04)
                                              -----        ------          ------        ------        ------

         End of period                       $12.12 (a)   $13.93(a)       $17.93(a)     $19.51(a)     $18.52(a)(b)
                                             ------       ------          ------        ------        ------

Total return:                                (13.02%)(a)  (13.10%)(a)       7.18%(a)     16.09%(a)     16.89%(a)(b)
                                            --------     --------          -----        ------        ------

Ratios/Supplemental data:
  Net assets, end of period                $954,146   $1,259,412      $1,817,151    $1,292,742      $784,176
  Ratio of expenses to average net assets      1.40%        1.40%           1.41%         1.35%         1.50%(c)
  Ratio of net income to average net assets   (0.31%)      (0.26%)         (0.28%)        0.01%         0.13%(c)
  Portfolio turnover rate                     92.57%      153.17%         178.43%       194.23%       137.03%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 2002, 2001, 2000, 1999 and 1998


                          Government Securities Portfolio- Institutional Class
---------------------------------------------------------------------------------------------------------------

                                                          2002        2001        2000         1999        1998
                                                          ----        ----        ----         ----        ----
Net asset value:
   Beginning of period                                   $9.95       $9.64       $9.79        $9.88       $9.72
                                                         -----       -----       -----        -----       -----
   Income (loss) from investment operations:
        Net investment income                             0.47        0.52        0.52         0.51        0.51
        Net realized and unrealized gain (loss)
          on investments                                  0.17        0.30       (0.15)       (0.09)       0.16
                                                          ----       -----       ------       ------       ----
   Total income from investment operations                0.64        0.82        0.37         0.42        0.67
                                                          ----       -----       ------       ------       ----

   Less distributions from
        net investment income                            (0.46)      (0.51)      (0.52)       (0.51)      (0.51)
                                                         ------      ------      ------       ------      ------

        End of period                                   $10.13       $9.95       $9.64        $9.79       $9.88
                                                        ------       -----       -----        -----       -----

Total return:                                             6.59%       8.74%       3.89%        4.33%       7.04%
                                                         -----       -----       -----        -----       -----

Ratios/Supplemental data:
   Net assets, end of period                       $44,741,225 $36,158,350 $32,659,584  $29,321,012 $30,367,682
   Ratio of expenses to average net assets                0.85%       0.86%       0.85%        0.80%       0.82%
   Ratio of net income to average net assets              4.64%       5.26%       5.35%        5.13%       5.17%
   Portfolio turnover rate                               36.61%     109.69%      30.55%       18.66%       2.07%


   See accompanying notes to financial statements.



                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
   Years Ended June 30, 2002, 2001, 2000, 1999 and the Period from January 13,
           1998 (commencement of retail class shares) to June 30, 1998


                                   Government Securities- Retail Class
--------------------------------------------------------------------------------------------------------
                                                                                            Period Ended
                                                2002         2001        2000        1999    June 1998
                                                ----         ----        ----        ----   ------------
Net asset value:
    Beginning of period                        $9.95        $9.64       $9.79       $9.89       $9.97
                                               ------       ------      ------      ------      -----
    Income from investment operations:
         Net investment income                  0.44         0.48        0.49        0.48        0.25
         Net realized and unrealized
           gain/(loss)on investments            0.17         0.31       (0.15)      (0.09)      (0.08)
                                                ----        -----       ------      ------      ------
    Total income from investment operations     0.61         0.79        0.34        0.39        0.17
                                                ----        -----       ------      ------      ------

    Less distributions:
    Dividends from net investment income       (0.43)       (0.48)      (0.49)      (0.49)      (0.25)
                                               ------       ------      ------      ------      ------
         End of period                        $10.13        $9.95 (a)   $9.64 (a)   $9.79 (a)   $9.89
                                              -------       ------      ------      ------      ------

Total return:                                   6.28%        8.45% (a)   3.58% (a)   3.96%(a)   1.58% (a)(b)
                                               ------       ------      ------      ------      ------

Ratios/Supplemental data:
    Net assets, end of period               $171,283     $155,063    $233,172    $167,494    $139,164
    Ratio of expenses to average net assets     1.15%        1.16%       1.15%       1.10%       1.21% (c )
    Ratio of net income to average net assets   4.34%        4.96%       5.05%       4.83%       5.49% (c )
    Portfolio turnover rate                    36.61%      109.69%      30.55%      18.66%       2.07%

(a) Excludes maximum sales load of 3.0%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

1.    ORGANIZATION
      Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2002, the following series are presently authorized and have shares outstanding.

         Growth Portfolio                   Government Securities Portfolio

      Each portfolio has two classes of shares authorized and outstanding:
      Retail and Institutional

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

      USE OF ESTIMATES: In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS
      Investment securities are carried at market determined using the following valuation methods:

      o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

      o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

      o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
      All securities are valued in accordance with the above noted policies at the close of each business day.

      The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2002, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

      The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.

      SECURITY TRANSACTIONS
      Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains and losses are determined by specifically identifying the issue sold.

      FEDERAL INCOME TAXES
      It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
      gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carryforwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis. The Growth Portfolio and the Government Securities Portfolio had unused capital loss carryforwards of approximately $6,622,437 and $394,396, respectively, available for federal income tax purposes at June 30, 2002. The losses begin expiring in 2004.

      DISTRIBUTION TO SHAREHOLDERS

      Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities Portfolio declares dividends monthly and the Growth Portfolio declares dividends semi-annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

      CASH EQUIVALENTS
      Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 2002, the average yield on such funds was approximately 2.32%.

3.    FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
      The Fund and each of its Portfolios have retained Union Bank & Trust Company (UBATCO) as their exclusive investment adviser and custodian of the Fund's assets (hereinafter, the Adviser).


      The Portfolios pay the following advisory fee rates per annum of their average daily net asset values:

            Portfolio                                   Annual Fee Rate
            -----------------------------------         ---------------
            Growth                                           .75%
            Government Securities                            .50%

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

3.    FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

      The Fund and each of its Portfolios have retained UBATCO as the custodian of the Fund's investments.

      The Fund and each of its Portfolios have retained Adminisystems, Inc. (the Administrator) to act as their transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.

      The Fund has also retained SMITH HAYES Financial Services Corporation (the Distributor) to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Retail shares of each portfolio will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the portfolio's fund's shares, however, under no circumstances shall such reimbursement exceed .50% per annum of the portfolio's average daily net assets. The Distributor received $129 and paid out $16 of this amount as commissions and dealer reallowances. Institutional shares for both portfolios are not charged sales charges or 12b-1 fees.

      Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $624,643; $241,753 and $3,878 for such services. All of the amount paid to the distributor was to Union Bank & Trust Company under a Dealer Service Agreement.

      At  June  30,  2002,  the  following  accrued   investment   advisory  and
      administrative fees were payable to the Adviser and Administrator.

                                      Payable to    Payable to      Payable
                                       Adviser    Administrator  to Distributor   Total
                                       -------    -------------  --------------   -----
      Growth Portfolio                 $32,836       $10,946          $356       $44,138
      Government Securities Portfolio   17,968         8,967            47        26,982


                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

3.    FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

      Under the terms of the advisory agreement, the Adviser may be obligated to reimburse a Portfolio up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Portfolio, including the Adviser's fee, exceed certain limitations. At June 30, 2002, no expense reimbursement was required.


      In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used SMITH HAYES Financial Services Corporation (SMITH HAYES), a company related through common management, to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to affect trades.

      At June 30, 2002, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                            Shares     Value
                                                           --------  ----------
       Growth Portfolio Institutional Class                 403,300  $4,948,489
       Government Securities Portfolio Institutional Class  353,853   3,584,527

      At June 30, 2002,  UBATCO held,  in nominee  name,  the  following in each
      Portfolio:
                                                             Shares     Value
                                                           ---------  ----------
       Growth Portfolio Institutional Class                4,140,400 $50,802,703
       Growth Portfolio Retail Class                          61,277     742,679
       Government Securities Portfolio Institutional Class 4,416,274  44,736,855
       Government Securities Portfolio Retail Class           15,705     159,092

4.    SECURITIES TRANSACTIONS
      Purchases of securities and proceeds from sales, calls, and maturities were as follows for each Portfolio:

                                                                    Proceeds
                                       Purchases of   Proceeds     from Calls
                                        Securities   from Sales   & Maturities
                                        ----------   ----------   ------------

      Growth Portfolio                 $50,546,434   $48,622,991  $2,001,039
      Government Securities Portfolio   21,415,805        -       13,502,000

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002


4.    SECURITIES TRANSACTIONS (CONTINUED)

      At June 30, 2002, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                       Aggregate Gross
                                                          Unrealized
                                                          ----------
                                               Appreciation        Depreciation
                                               ------------        ------------
       Growth  Portfolio                        $8,286,608          $4,666,962
       Government Securities Portfolio           1,399,323              26,842

      At June 30, 2002, the cost of investment securities is identical for financial reporting and income tax purposes.


5.    CAPITAL SHARE TRANSACTIONS
      The Fund is authorized to issue a total of one billion shares of common stock in series with a par value of $.001 per share.

      Transactions in the capital stock of each Portfolio for the year ended June 30, 2002 were as follows:
                                          Growth               Growth
                                        Portfolio             Portfolio
                                   Institutional Shares     Retail Shares
                                   --------------------     -------------
      Transactions in shares:
        Shares sold                      836,937                 4,800
        Shares redeemed                 (922,025)              (16,466)
        Reinvested distributions           1,338                    33
                                        ---------             ---------
        Net decrease                     (83,750)              (11,633)
                                        =========             =========


      Transactions in dollars:
         Dollars sold                $11,265,832             $  64,477
         Dollars redeemed            (12,359,535)             (217,210)
         Reinvested distributions         18,826                   464
                                     ------------            ----------
         Net decrease                $(1,074,877)            $ 152,269
                                     ============            ==========

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

5.    CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                      Government            Government
                                  Securities Portfolio  Securities Portfolio
                                  Institutional Shares      Retail Shares
                                  --------------------  --------------------
       Transactions in shares:
          Shares sold                   1,451,679              5,153
          Shares redeemed                (824,103)            (4,478)
          Reinvested dividends            155,600                652
                                      -----------           ---------
          Net decrease                    783,176              1,327
                                      ===========           =========

       Transactions in dollars:
          Dollars sold                $14,631,326           $ 52,366
          Dollars redeemed             (8,276,490)           (44,776)
             Reinvested dividends       1,564,968              6,558
                                      -----------           ---------
          Net decrease                $ 7,919,804           $ 14,148
                                      ===========           =========